FIDELITY NATIONAL INFORMATION SERVICES, INC.
RECAST OF PRIOR PERIODS TO ACCOUNT FOR PENDING SALE OF
WORLDPAY MERCHANT SOLUTIONS BUSINESS

Exhibit 99.2

On July 5, 2023, Fidelity National Services, Inc. (“FIS” or the “Company”) signed a definitive agreement to sell a 55% equity interest in its Worldpay Merchant Solutions business to private equity funds managed by GTCR, LLC ("GTCR"). FIS will retain a non-controlling 45% ownership interest in a new standalone joint venture. The transaction is expected to close by the first quarter of 2024, subject to regulatory approvals and other customary closing conditions. Following the closing of this transaction, FIS' ownership interest in Worldpay is expected to be reported as equity method investment earnings.

The planned disposition represents a strategic shift that will have a major impact on the Company’s operations and financial results; accordingly, beginning in the third quarter 2023, the operating results of the Worldpay Merchant Solutions business have been reflected as discontinued operations in accordance with generally accepted accounting principles (GAAP) and prior periods have been recast consistent with this presentation. We have also recast certain supplemental non-GAAP financial information, including adjusted EBITDA, adjusted net earnings and adjusted net earnings per share, and the associated reconciliations of these non-GAAP measures to related GAAP measures.

We believe these non-GAAP measures help investors better understand the underlying fundamentals of our business. As further described below, the non-GAAP earnings measures presented eliminate items management believes are not indicative of FIS’ operating performance. For these reasons, management also uses these non-GAAP measures in its assessment and management of FIS’ performance.

Adjusted EBITDA reflects net earnings (loss) before interest, other income (expense), taxes, equity method investment earnings (loss), and depreciation and amortization, and excludes certain costs and other transactions that management deems non-operational in nature, or that otherwise improve the comparability of operating results across reporting periods by their exclusion. This measure is reported to the chief operating decision maker for purposes of making decisions about allocating resources to the segments and assessing their performance. For this reason, adjusted EBITDA, as it relates to our segments, is presented in conformity with Accounting Standards Codification 280, Segment Reporting, and is excluded from the definition of non-GAAP financial measures under the Securities and Exchange Commission's Regulation G and Item 10(e) of Regulation S-K.

Adjusted net earnings excludes the impact of certain costs and other transactions which management deems non-operational in nature or that otherwise improve the comparability of operating results across reporting periods by their exclusion. These include, among others, the impact of acquisition-related purchase accounting amortization which is recurring.

Adjusted EPS reflects adjusted net earnings, as defined above, divided by weighted average diluted shares outstanding.

Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP measures. Further, FIS’ non-GAAP measures may be calculated differently from similarly titled measures of other companies.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
RECAST OF PRIOR PERIODS TO ACCOUNT FOR PENDING SALE OF
WORLDPAY MERCHANT SOLUTIONS BUSINESS

Exhibit A    Condensed Consolidated Statement of Earnings (Loss) — Recast and Unaudited for the quarters ended March 31, 2022, June 30, 2022, September 30, 2022, December 31, 2022, March 31, 2023, and June 30, 2023

Exhibit B    Supplemental GAAP to Non-GAAP Reconciliations — Recast and Unaudited for the quarters ended March 31, 2022, June 30, 2022, September 30, 2022, December 31, 2022, March 31, 2023, and June 30, 2023

FIDELITY NATIONAL INFORMATION SERVICES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (LOSS) — RECAST AND UNAUDITED
(In millions, except per share amounts)
Exhibit A

	Fiscal year 2022					Fiscal year 2023
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2
Revenue	$2,370	$2,408	$2,415	$2,526	$9,719	$2,397	$2,424
Cost of revenue	1,571	1,541	1,534	1,570	6,216	1,569	1,518
Gross profit	799	867	881	956	3,503	828	906
Selling, general, and administrative expenses	557	583	480	560	2,182	517	553
Asset impairments	40	30	17	17	103	—	1
Operating income (loss)	202	254	384	379	1,218	311	351
Other income (expense):
Interest expense, net	(43)	(48)	(78)	(112)	(281)	(142)	(160)
Other income (expense), net	29	6	18	(49)	4	(36)	(77)
Total other income (expense), net	(14)	(42)	(60)	(161)	(277)	(178)	(237)
Earnings (loss) before income taxes	188	212	324	218	941	133	114
Provision (benefit) for income taxes	67	51	102	107	325	37	29
Net earnings (loss) from continuing operations	121	161	222	111	616	96	85
Earnings (loss) from discontinued operations, net of tax	—	119	32	(17,473)	(17,324)	45	(6,679)
Net earnings (loss)	121	280	254	(17,362)	(16,708)	141	(6,594)
Net (earnings) loss attributable to noncontrolling interest from continuing operations	—	(2)	(4)	(2)	(8)	—	(1)
Net (earnings) loss attributable to noncontrolling interest from discontinued operations	(1)	(1)	(1)	(1)	(4)	(1)	(1)
Net earnings (loss) attributable to FIS	$120	$277	$249	$(17,365)	$(16,720)	$140	$(6,596)

Net earnings (loss) attributable to FIS:
Continuing operations	$121	$159	$218	$109	$608	$96	$84
Discontinued operations	(1)	118	31	(17,474)	(17,328)	44	(6,680)
Total	$120	$277	$249	$(17,365)	$(16,720)	$140	$(6,596)
Basic earnings (loss) per common share attributable to FIS:
Continuing operations	$0.20	$0.26	$0.36	$0.18	$1.01	$0.16	$0.14
Discontinued operations	—	0.19	0.05	(29.47)	(28.69)	0.07	(11.28)
Total	$0.20	$0.46	$0.41	$(29.28)	$(27.68)	$0.24	$(11.14)
Diluted earnings (loss) per common share attributable to FIS:
Continuing operations	$0.20	$0.26	$0.36	$0.18	$1.01	$0.16	$0.14
Discontinued operations	—	0.19	0.05	(29.47)	(28.69)	0.07	(11.28)
Total	$0.20	$0.45	$0.41	$(29.28)	$(27.68)	$0.24	$(11.14)
Weighted average common shares outstanding:
Basic	610	608	605	593	604	592	592
Diluted	614	611	607	593	604	593	592

Amounts in table may not sum or calculate due to rounding.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
SUPPLEMENTAL GAAP TO NON-GAAP RECONCILIATIONS — RECAST AND UNAUDITED
(In millions, except per share amounts)
Exhibit B

	Fiscal year 2022					Fiscal year 2023
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2
Net earnings (loss) attributable to FIS from continuing operations	$121	$159	$218	$109	$608	$96	$84
Provision (benefit) for income taxes	67	51	102	107	325	37	29
Interest expense, net	43	48	78	112	281	142	160
Other, net	(29)	(4)	(14)	51	4	36	78

Operating income (loss), as reported	202	254	384	379	1,218	311	351
Depreciation and amortization, excluding purchase accounting amortization	293	282	262	263	1,101	271	264
Non-GAAP adjustments:
Purchase accounting amortization (1)	199	196	193	190	778	176	175
Acquisition, integration and other costs (2)	128	176	123	154	581	100	113
Asset impairments (3)	40	29	17	17	103	—	1
Indirect Worldpay business support costs (4)	47	47	43	42	180	42	41
Adjusted EBITDA from continuing operations	$909	$984	$1,022	$1,045	$3,961	$900	$945

Net earnings (loss) attributable to FIS from discontinued operations	$(1)	$118	$31	$(17,474)	$(17,328)	$44	$(6,680)
Provision (benefit) for income taxes	(13)	27	(11)	46	52	11	43
Interest expense, net	—	(1)	(2)	(3)	(6)	(5)	(7)
Other, net	(31)	(24)	60	(60)	(55)	(24)	(23)

Operating income (loss)	(45)	120	78	(17,491)	(17,337)	26	(6,667)
Depreciation and amortization, excluding purchase accounting amortization	70	65	62	64	260	76	74
Non-GAAP adjustments:
Purchase accounting amortization (1)	451	432	415	409	1,707	372	373
Acquisition, integration and other costs (2)	62	45	41	32	178	27	27
Asset impairments (3)	18	—	—	17,588	17,606	—	6,840
Indirect Worldpay business support costs (4)	(47)	(47)	(43)	(42)	(180)	(42)	(41)
Adjusted EBITDA from discontinued operations	$509	$615	$553	$560	$2,234	$459	$606
Adjusted EBITDA	$1,418	$1,599	$1,575	$1,605	$6,195	$1,359	$1,551

Amounts in table may not sum or calculate due to rounding.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
SUPPLEMENTAL GAAP TO NON-GAAP RECONCILIATIONS — RECAST AND UNAUDITED
(In millions, except per share amounts)
Exhibit B (continued)

	Fiscal year 2022					Fiscal year 2023
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2
Earnings (loss) attributable to FIS from continuing operations	$121	$159	$218	$109	$608	$96	$84
Non-GAAP adjustments from continuing operations:
Purchase accounting amortization (1)	199	196	193	190	778	176	175
Acquisition, integration and other costs (2)	166	205	144	168	681	110	120
Asset impairments (3)	40	29	17	17	103	—	1
Indirect Worldpay business support costs (4)	47	47	43	42	180	42	41
Non-operating (income) expense (5)	(29)	(6)	(18)	49	(5)	36	77
(Provision) benefit for income taxes on non-GAAP adjustments	(25)	(53)	16	10	(48)	(34)	(44)
Total non-GAAP adjustments from continuing operations	398	418	395	476	1,689	330	370
Adjusted net earnings attributable to FIS from continuing operations	$519	$577	$613	$585	$2,297	$426	$454

Earnings (loss) attributable to FIS from discontinued operations, net of tax	$(1)	$118	$31	$(17,474)	$(17,328)	$44	$(6,680)
Non-GAAP adjustments from discontinued operations:
Purchase accounting amortization (1)	451	432	415	409	1,707	372	373
Acquisition, integration and other costs (2)	76	58	50	38	222	36	33
Asset impairments (3)	18	—	—	17,588	17,606	—	6,840
Indirect Worldpay business support costs (4)	(47)	(47)	(43)	(42)	(180)	(42)	(41)
Non-operating (income) expense (5)	(32)	(24)	59	(61)	(58)	(25)	(24)
(Provision) benefit for income taxes on non-GAAP adjustments	(80)	(58)	(71)	(24)	(233)	(44)	(34)
Total non-GAAP adjustments from discontinued operations	386	361	410	17,908	19,064	297	7,147
Adjusted net earnings attributable to FIS from discontinued operations	$385	$479	$441	$434	$1,736	$341	$467
Adjusted net earnings attributable to FIS common stockholders	$904	$1,056	$1,054	$1,019	$4,033	$767	$921

Amounts in table may not sum or calculate due to rounding.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
SUPPLEMENTAL GAAP TO NON-GAAP RECONCILIATIONS — RECAST AND UNAUDITED
(In millions, except per share amounts)
Exhibit B (continued)

	Fiscal year 2022					Fiscal year 2023
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2
Net earnings (loss) per share-diluted attributable to FIS from continuing operations	$0.20	$0.26	$0.36	$0.18	$1.00	$0.16	$0.14
Non-GAAP adjustments from continuing operations:
Purchase accounting amortization (1)	0.32	0.32	0.32	0.32	1.28	0.30	0.29
Acquisition, integration and other costs (2)	0.27	0.34	0.24	0.28	1.12	0.19	0.20
Asset impairments (3)	0.07	0.05	0.03	0.03	0.17	—	—
Indirect Worldpay business support costs (4)	0.08	0.08	0.07	0.07	0.30	0.07	0.07
Non-operating (income) expense (5)	(0.05)	(0.01)	(0.03)	0.08	(0.01)	0.06	0.13
(Provision) benefit for income taxes on non-GAAP adjustments	(0.04)	(0.09)	0.03	0.02	(0.08)	(0.06)	(0.07)
Adjusted net earnings per share-diluted attributable to FIS from continuing operations	$0.85	$0.94	$1.01	$0.98	$3.78	$0.72	$0.76

Earnings (loss) per share-diluted attributable to FIS from discontinued operations, net of tax	$—	$0.19	$0.05	$(29.37)	$(28.55)	$0.07	$(11.25)
Non-GAAP adjustments from discontinued operations:
Purchase accounting amortization (1)	0.73	0.71	0.68	0.69	2.81	0.63	0.63
Acquisition, integration and other costs (2)	0.12	0.09	0.08	0.06	0.37	0.06	0.06
Asset impairments (3)	0.03	—	—	29.56	29.00	—	11.52
Indirect Worldpay business support costs (4)	(0.08)	(0.08)	(0.07)	(0.07)	(0.30)	(0.07)	(0.07)
Non-operating (income) expense (5)	(0.05)	(0.04)	0.10	(0.10)	(0.10)	(0.04)	(0.04)
(Provision) benefit for income taxes on non-GAAP adjustments	(0.13)	(0.09)	(0.12)	(0.04)	(0.38)	(0.07)	(0.06)
Adjusted net earnings (loss) per share-diluted attributable to FIS from discontinued operations	$0.63	$0.78	$0.73	$0.73	$2.86	$0.58	$0.79
Adjusted net earnings (loss) per share-diluted attributable to FIS common stockholders	$1.47	$1.73	$1.74	$1.71	$6.65	$1.29	$1.55
Weighted average shares outstanding-diluted (6)	614	611	607	595	607	593	594

Amounts in table may not sum or calculate due to rounding. Full year amount will not equal the sum of the quarterly adjusted net earnings per share amounts due to the quarterly variations in weighted average shares outstanding-diluted.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
SUPPLEMENTAL GAAP TO NON-GAAP RECONCILIATIONS — RECAST AND UNAUDITED
(In millions, except per share amounts)
Exhibit B (continued)

Notes to Recast and Unaudited Supplemental GAAP to Non-GAAP Reconciliations for the periods presented

Following is a description of the nature of the adjustments:

(1)This item represents purchase price amortization expense on all intangible assets acquired through various Company acquisitions, including customer relationships, contract value, technology assets, trademarks and trade names. During the 2022 periods presented, this item also includes incremental amortization expense associated with shortened estimated useful lives and accelerated amortization methods for certain acquired software driven by the Company's platform modernization. The Company has excluded the impact of purchase price amortization expense as such amounts can be significantly impacted by the timing and/or size of acquisitions. Although the Company excludes these amounts from its non-GAAP expenses, the Company believes that it is important for investors to understand that such intangible assets contribute to revenue generation. Amortization of assets that relate to past acquisitions will recur in future periods until such assets have been fully amortized. Any future acquisitions may result in the amortization of future assets.

(2)This item represents costs primarily related to acquisition, integration, enterprise transformation initiatives, severance and other termination expenses, the planned separation of the Worldpay Merchant Solutions business, incremental stock compensation directly attributable to specific programs, other divestiture-related expenses, and enterprise cost control and other initiatives.

For purposes of calculating Adjusted net earnings, this item also includes incremental amortization expense associated with shortened estimated useful lives and accelerated amortization methods for certain software and deferred contract cost assets driven by the Company's platform modernization. The incremental amortization expenses are included in the Depreciation and amortization, excluding purchase accounting amortization line item within the Adjusted EBITDA reconciliation.

(3)This item represents impairments of certain software, real estate-related assets, and non-strategic businesses. It also includes impairment of goodwill. The Company recorded goodwill impairment charges related to the Merchant Solutions reporting unit of $17.6 billion in the three months ended December 31, 2022, and $6.8 billion in the three months ended June 30, 2023.

(4)This items represents costs that were previously incurred in support of the Worldpay Merchant Solutions business but are not directly attributable to it and thus were not recorded in discontinued operations. The Company expects that it will be reimbursed for these expenses as part of Transition Services Agreements with the purchaser or eliminate them post separation; therefore, the expenses have been adjusted out of continuing operations and added to discontinued operations.

(5)Non-operating (income) expense primarily consists of other income and expense items outside of the Company's operating activities, including fair value adjustments on certain non-operating assets and liabilities and foreign currency transaction remeasurement gains and losses. It also includes impairment charges related to equity security investments.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
SUPPLEMENTAL GAAP TO NON-GAAP RECONCILIATIONS — RECAST AND UNAUDITED
(In millions, except per share amounts)
Exhibit B (continued)

(6)For the three months ending June 30, 2023, and three months and year ending December 31, 2022, Adjusted net earnings is a gain, while the corresponding GAAP amounts for these periods is a loss. As a result, in calculating Adjusted net earnings per share-diluted for these periods, the weighted average shares outstanding-diluted amount used in the calculation includes shares that in accordance with GAAP are excluded from the calculation of the GAAP Net loss per share-diluted for the periods, due to their anti-dilutive impact.